BofA Funds Series Trust

BofA Daily Cash Reserves

Supplement dated August 13, 2010 to the Prospectus

dated January 1, 2010, as revised May 1, 2010

This Supplement provides new and additional information that supplements information contained in the prospectus (the Prospectus) of the fund referenced above. This Supplement should be read in conjunction with the Prospectus.

On July 29, 2010, BofA Daily Cash Reserves (the Fund), a series of BofA Funds Series Trust (the Trust) was reorganized into BofA Cash Reserves, another Series of the Trust (the Reorganization).

Upon consummation of the Reorganization, the Fund was liquidated and, accordingly, is no longer offered to investors. All references to the Fund in the Prospectus are hereby removed, effective upon consummation of the Reorganization.

Shareholders should retain this Supplement for future reference.

INT-47/67511-0810